Exhibit 99.5

GENAREX FD, LLC

FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2018

TABLE OF CONTENTS

Page No
Financial Statements

Balance Sheets as of March 31, 2018 (unaudited) and December 31, 2017	2

Unaudited Statements of Operations for the three months ended March 31, 2018 and 2017	3

Unaudited Statements of Cash Flows for the three months ended March 31, 2018 and 2017	4

Unaudited Notes to Financial Statements	5

GENAREX FD, LLC

CONDENSED BALANCE SHEETS

AS OF MARCH 31, 2018 AND DECEMBER 31, 2017

	March 31, 2018	December 31, 2017
	(Unaudited)
CURRENT ASSETS
Current assets:
Cash	$501	$536
Total current assets	501	536

TOTAL ASSETS	$501	$536

CURRENT LIABILITIES AND MEMBERS’ DEFICIT

Current liabilities:
Accounts payable and accrued expenses	$101,461	$92,069
Loan Payable – related party	340,622	272,792
Total liabilities	442,083	364,861

MEMBERS’ DEFICIT
Members Equity	2,924,013	2,924,013
Accumulated deficit	(3,365,595)	(3,288,338)
TOTAL MEMBERS’ DEFICIT	(441,582)	(364,325)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$501	$536

See accompanying unaudited notes to the Financial Statements.

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GENAREX FD, LLC

CONDENSED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017

(UNAUDITED)

	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017

Operating expenses
Research and development	$1,500	$42,557
General and administrative expenses	75,757	162,280
Total operating expenses	77,257	204,837

Loss from Operations	(77,257)	(204,837)

Net loss	$(77,257)	$(204,837)

See accompanying unaudited notes to the Financial Statements.

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GENAREX FD, LLC

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017

(UNAUDITED)

	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017

CASH FLOW FROM OPERATING ACTIVITIES
NET LOSS	$(77,257)	$(204,837)
ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH USED IN OPERATING ACTIVIES:
Change in accounts payable and accrued expenses	9,392	15,994
Net cash used in operating activities	(67,865)	(188,843)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loan payable – related party	67,830	(1,734)
Proceeds from subscription receivable	--	188,843
Net cash provided by financing activities	67,830	187,110

Net (decrease) in cash	(35)	(1,734)
Cash at beginning of period	536	2,466
Cash at end of period	$501	$734

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Income taxes	$--	$--
Interest	$--	$--

See accompanying unaudited notes to the Financial Statements.

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GENAREX FD, LLC

UNAUDITED NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2018

Note 1 – Business Organization and Nature of Operations

Genarex FD LLC (“The Company”) was formed on March 27, 2015, in Delaware by GENAREX LLC (“GX”), a wholly-owned subsidiary of GreenShift, Corporation to facilitate a $3,000,000 investment by Sutra Sails, LLC in the continued development of technologies-developed GX (“Genarex IP”). Effective April 1, 2015, for and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which were accepted by GX, GX assigned 100% of its right, title and interest in, to and under the Genarex IP to GFD.

GFD was formed as a research and development platform for developing sustainable bio-based products for the plastics industry. GFD takes low cost by-products from the corn ethanol industry and has developed cost effective additives for the plastics industry. This drives the cost of plastics down using renewable non-fossil fuel-based feedstock.

Note 2 – Going Concern Note

The accompanying condensed financial statements have been prepared assuming the Company will continue as a going concern. Although the Company has sustained losses in recent years, historical capital contributions have enabled operations to continue uninterrupted. Currently, there are no expenses associated with Genarex FD.  The Company is currently seeking licensing agreements to generate revenues, but until an agreement is in place there will be no revenues or associated expenses.  Also, no licensing agreement will be entered into that does not provide positive cash flow for the Company. There can be no assurance that such a plan will be successful. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. Accordingly, the accompanying financial statements have been prepared in conformity with U.S. GAAP, which contemplates continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3 – Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim information Regulation S-K. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments consisting of a normal and recurring nature considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 2018 may not necessarily be indicative of the results that may be expected for the year ending December 31, 2018.

These condensed financial statements should be read in conjunction with the financial statements and related disclosures of the Company as of December 31, 2017 and for the year then ended.

CASH AND EQUIVALENTS

The Company considers cash and equivalents to be cash and short-term investments with original maturities of three months or less from the date of acquisition. The Company had no cash or cash equivalents at March 31, 2018.

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RECEIVABLES AND CREDIT CONCENTRATION

Accounts receivable are uncollateralized, non-interest-bearing customer obligations due under normal trade terms requiring payment within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer. Accounts receivable in excess of 90 days old are evaluated for delinquency. In addition, we consider historical bad debts and current economic trends in evaluating the allowance for bad debts. Payments of accounts receivable are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the oldest unpaid invoices. The Company had no accounts receivable as of March 31, 2018.

INTANGIBLE ASSETS

The Company accounts for its intangible assets pursuant to ASC 350-20-55-24, “Intangibles – Goodwill and Other”. Under ASC 350, intangibles with definite lives continue to be amortized on a straight-line basis over the lesser of their estimated useful lives or contractual terms. Intangibles with indefinite lives are evaluated at least annually for impairment by comparing the asset’s estimated fair value with its carrying value, based on cash flow methodology. Intangibles with definite lives are subject to impairment testing in the event of certain indicators. Impairment in the carrying value of an asset is recognized whenever anticipated future cash flows (undiscounted) from an asset are estimated to be less than its carrying value. The amount of the impairment recognized is the difference between the carrying value of the asset and its fair value. The Company has not capitalized any intangible assets as of March 31, 2018.

INCOME TAXES

As a limited liability company, taxable income or loss flows through to the members on their individual tax returns. The 2015-2017 returns are open for audit by federal and state taxing authorities.

FINANCIAL INSTRUMENTS

The carrying values of accounts receivable, other receivables, accounts payable and accrued expenses approximate their fair values due to their short- term maturities.

REVENUE RECOGNITION

Historically, the Company has not generated revenue. On January 1, 2018, the Company adopted FASB ASC 606, which is a comprehensive new revenue recognition model that requires revenue to be recognized in a manner to depict the transfer of goods or services to a customer at an amount that reflects the consideration expected to be received in exchange for those goods or services. The Company considers revenue realized or realizable and earned when all the five following criteria are met: (1) Identify the Contract with a Customer, (2) Identify the Performance Obligations in the Contract, (3) Determine the Transaction Price, (4) Allocate the Transaction Price to the Performance Obligations in the Contract, and (5) Recognize Revenue When (or As) the Entity Satisfies a Performance Obligation. Results for reporting periods beginning after January 1, 2018 are presented under ASC 606, while prior period amounts are not adjusted and continue to be reported under the previous accounting standards. There was no impact to revenues as a result of applying ASC 606 for the three months ended March 31, 2018, and there have not been any significant changes to our business processes, systems, or internal controls as a result of implementing the standard.

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USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of revenues and expenses during the reporting period. We use estimates and assumptions in accounting for the following significant matters, among others:

-	Valuation of intellectual property

Actual results may differ from previously estimated amounts, and such differences may be material to our financial statements. The Company periodically review estimates and assumptions, and the effects of revisions are reflected in the period in which the revision is made. The revisions to estimates or assumptions during the periods presented in the accompanying financial statements were not considered to be significant.

Note 4 – Recent Accounting Pronouncements

Statement of Cash Flows. In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (ASU 2016-15), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are classified in the statement of cash flows. In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows, Restricted Cash (Topic 230) (ASU 2016-18), which requires the inclusion of restricted cash with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-15 and ASU 2016-18 are both effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, provided that all of the amendments are adopted in the same period. The amendments will be applied using a retrospective transition method to each period presented. The Company adopted this guidance in the first quarter of 2018 and it did not have a significant impact on its financial statements.

Financial Instruments. In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall: Recognition and Measurement of Financial Assets and Financial Liabilities (ASU 2016-01), which requires that most equity investments be measured at fair value, with subsequent changes in fair value recognized in net income. The ASU also impacts financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. Entities will have to assess the realizability of such deferred tax assets in combination with the entities other deferred tax assets. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017 and for interim periods within that reporting period. In the first quarter of 2018, the Company will elect to adopt the measurement alternative, which will apply this ASU prospectively, for its equity investments that do not have readily determinable fair values. The Company adopted this guidance in the first quarter of 2018 and it did not have a significant impact on its consolidated financial statements.

Note 5 – Related Party Transactions

Genarex FD LLC (“The Company”) was formed on March 27, 2015, in Delaware by GENAREX LLC (“GX”), a wholly-owned subsidiary of GreenShift, Corporation to facilitate a $3,000,000 investment by Sutra Sails, LLC in the continued development of technologies-developed GX (“Genarex IP”). Effective April 1, 2015, for and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which were accepted by GX, GX assigned 100% of its right, title and interest in, to and under the Genarex IP to GFD.

As of March 31 2018, GS CleanTech Corporation (“GSCT”), a subsidiary of GreenShift Corporation, has funded $2,476,800 towards operations and research and development of LLC, of which $2,136,178 had been reimbursed.

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Note 6 – Member’s Equity

Historically, on April 30, 2015, the Company signed a Limited Liability Company Management and Operating Agreement with GX, GV and Sutra. Under the agreement, GV contributed all of its right, title and interest in the Genarex IP in exchange for 12.25% of 1,225 Units. GX contributed all of its right, title and interest in the Genarex IP in exchange for 36.75% or 3,675 Units. Sutra contributed all of its right, title and interest in the Genarex IP in exchange for 51% or 5,100 Units.

Under the Genarex FD LLC Subscription Agreement dated May 1, 2015, Sutra Sails originally purchased 100 Membership Interest Units of the Company for $3,000,000 (“the Purchase Price”). Of that amount $2,924,013 has been paid to the Company of which $2,080,416 was paid in cash and $843,597 was paid through research and development services provided by Sutra as of March 31, 2018.

Note 7 – Commitments and Contingencies

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position or results of operations.

Note 8 – Subsequent Events

Effective May 25, 2018, Attis Industries Inc. acquired 4,900 membership interest units of GENAREX FD LLC (“GFD”) were assigned to the Company (“GFD Units”), corresponding to 49% of the issued and outstanding equity of GFD. The remaining 51% of the Company is owned by SUTRA SAILS L.L.C. (“Sutra”), which entity holds the super-majority voting and management control of the Company.

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